Edison Electric Institute
2015 Financial Conference

NOVEMBER 9-11, 2015

PSEG

We make things work for you.

EXHIBIT 99 We have the energy to make things better … for you, for our investors and for our stakeholders.

Forward-Looking Statement

Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
delays or unforeseen cost escalations in our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
increases in competition in energy supply markets as well as for transmission projects,
•
any inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) in addition to its Income from Continuing Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Income from
Continuing Operations/Net Income. Operating Earnings exclude gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.
PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities.
This
information
is
not
intended
to
be
viewed
as
an
alternative
to
GAAP
information.
The
last
three
slides
in
this presentation (Slides A, B and C) include a list of items excluded from Income from Continuing
Operations/Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG OVERVIEW CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER Ralph Izzo EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Daniel Cregg

Operational Excellence:  Maintaining
reliability and improving performance as we
control costs in low price environment
Financial
Strength:
Strong
financial
position
supports investment program and dividend
growth
Disciplined Investment:
•
Balanced business mix
•
Robust pipeline of opportunities
Results:
•
Project
3
rd
year
of
EPS
growth
•
Increased rate of dividend growth
•
Best in class utility growth rate
•
Addition of efficient CCGT capacity
enhances market position
•
Upside potential from power markets
DISCIPLINED
INVESTMENT
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE
ENGAGED
WORKFORCE
PSEG’s Strategy
Investment program delivering results

Two complementary businesses
A stable platform, each with growth opportunities
Strategy:
Investment program enhances
competitive position with addition of efficient
CCGT capacity
Value Proposition:  Provides substantial
free cash flow in current environment and
upside from market rule improvements
Assets $12B
Operating Earnings $642M
Regional Competitive Generation
Strategy:
Investments aligned with public
policy and customer needs
Value
Proposition:
A
$12
billion
infrastructure
program
–
focused
on
transmission
–
produces
double-digit
rate
base growth through 2019
Assets  $22B
Operating Earnings
$725M
Electric
& Gas Delivery
and Transmission
2014
2014
6
PSE&G AND POWER DO NOT ADD TO TOTAL DUE TO PARENT AND PSEG LONG ISLAND ACTIVITY.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME
TO RECONCILE TO OPERATING EARNINGS.
ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2014.

Delivering on commitments and realizing growth
Operational
Excellence
PSE&G:
Mid-Atlantic
Reliability
Award
(14
th
consecutive
year),
top
ranked
among
eastern electric and gas utilities in
business
customer satisfaction
PSEG
Power:
Record
output
from
combined
cycle
units
PSEG Long Island:
Demonstrated management and integration capability
through a successful transition in first year
PSEG:  Cost-control benefits continue
Financial
Strength
Updated
operating
earnings
guidance
for
2015
to
$2.85-$2.95
per
share
from $2.80-$2.95 per share
Cash flows and business mix
support strong credit ratings and ability to fully
fund robust investment pipeline without issuing new equity
Increased rate of
dividend growth in 2015
Disciplined
Investment
PSE&G
Capital program = double digit rate base growth over 5-year period
(2015-2019) with increased investment in Transmission; Electric and
Gas distribution; and Gas System Modernization Program
Power:
Keys
&
Sewaren
CCGTs,
uprates,
PennEast
Pipeline,
and
Solar
Source

Energy Strong and Infrastructure Programs $0.9
Solar and EE $1.0
Distribution $2.4
Transmission $5.5
Maintenance $0.9
Growth $1.1
Environmental $0.7
Other $0.1

Solar and EE $0.3
Energy Strong** $0.8
GSMP $0.9
Distribution $3.0
Transmission $6.8
Maintenance $1.1
Environmental $0.3
Growth**** $2.2
Other $0.2

PSEG

Robust pipeline of investment opportunities
supports >20% growth in capital spending over the period
2015E -
2019E*: $15.6 Billion
2010 –
2014: $12.6 Billion
PSE&G Total
$9.8B
PSE&G Total
$11.8B
PSEG Capital Spending
Power Total***
$3.6B
8
Power Total***
$2.7B
*INCLUDES ALL PLANNED SPENDING. **ENERGY STRONG EXCLUDES RISK AND CONTINGENCY. ***POWER CAPITAL SPENDING EXCLUDES

NUCLEAR FUEL.  ****INCLUDES PENNEAST PIPELINE EQUITY INVESTMENT OF $0.1B.  E=ESTIMATE.  DATA AS OF OCTOBER 30, 2015.

Balance sheet strength supports capital
allocation
Timeframe
Actions taken
2010
–
2014:
Transformed
business mix
•
Applied $12.6 billion towards investments
•
Improved credit ratings
•
Monetized Energy Holdings’ portfolio
•
Strong balance sheet sustained during period of low power
prices, while increasing the dividend
2015
–
Forward:
Strong financial
position supports
continued growth
•
Increased rate of dividend growth in 2015
•
$15.6 billion investment program through 2019
•
Gas System Modernization Program settlement of
~ $900 million of capital investment through 2019
•
Financial
capability supports further expansion of the
current capital plan

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Rate Base
($ in Millions)
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$/Share
2009
2010
2011
2012
2013
2014
Distribution Rate Base
Transmission Rate Base
PSE&G Operating EPS

PSE&G’s investment program
Meeting public policy goals and customer needs
PSE&G Rate Base and Operating Earnings*
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.
2009-2014
Operating
EPS
CAGR:  18%

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
2012
2013
2014
2015E
Electric Supply
Electric Distribution
Other Charges

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
2012
2013
2014
2015E
Gas Supply
Gas Distribution
Other Charges

Containing customer bills while investing
in the system
•
PSE&G customers’ combined electric and gas bills declined 23% over the period.
•
Low gas prices drove rate decreases; in addition, gas customers received bill credits of ~$400 in total from 2012 through 2014.
Gas
Electric
PSE&G Typical Residential Customer Bills*
*FOR ALL YEARS THE BILLING ASSUMES 7,200 KWH FOR ELECTRIC AND 1,010 THERMS FOR GAS ANNUALLY. E = ESTIMATE

PSE&G’s
robust capital investment pipeline
drives double-digit rate base growth through 2019
E=ESTIMATE
PSE&G Capital Projects
•
Planned capital spend
supports high single
digit earnings growth at
PSE&G through 2017
•
Transmission expected
to grow to >50% of
rate base in 2019
•
Seeking
to broaden
platform to expand
energy efficiency and
other
investments

$1,200
$1,000
$800
$600
$400
$200
$0
$ Millions
2014
2015E
2016E
2017E
2018E
Keys and Sewaren CCGT
Penn East (equity investment)
Growth
Environmental/Regulatory*
Maintenance

PSEG

PSEG Power increased capital spending
by $1.5 billion with addition of new generating capacity focused on improving efficiency and reliability
*BASED ON CURRENTLY KNOWN AND QUANTIFIABLE ENVIRONMENTAL REQUIREMENTS.  E=ESTIMATE.
(Peach Bottom EPU, AGP, Solar)

Power’s fleet has the desired attributes to be
successful in today’s and tomorrow’s market
•
Largest nuclear site in the eastern U.S. and ownership in large, fully scrubbed coal facilities at Keystone and Conemaugh provide economies of scale that enhance energy margins in current low market, and provide for upside potential if prices improve.
•
Dual fuel peakers meet reliability criteria in capacity markets and provide option value in energy market.  Opportunity exists to repower peakers that do not meet NJ HEDD environmental regulations.
•
Combined cycle units Keys  and Sewaren, expected to be operational in 2018, will enhance emissions performance and have a combined average heat rate of approximately 6,800.
Economic Drivers
Outlook
Combined
Cycle
Nuclear
Scrubbed
Coal
Peakers
Renewable
Energy Margins
Low natural gas and energy
prices
Robust portfolio of gas
pipeline contracts
n/a
n/a
Capacity Markets
Tightened
rules proposed for
capacity performance
n/a
Environmental
Regulations
Tighter air emissions
standards
Location
Assets in well-designed
markets, premium regions
Opportunities on  brownfield
sites
n/a
3.3
3.7
2.4
2.3
0.1
4.7
3.8
2.4
1.8
0.1
•
•
•
•
•
•
*AS OF AUGUST 2015  APPROXIMATELY 1.3 GW UNDER DEVELOPMENT - KEYS AND SEWAREN CCGT UNITS, WHICH
ARE TARGETED TO GO INTO SERVICE IN 2018 ALONG WITH RETIREMENT OF OLDER SEWAREN UNITS
2015
-
PSEG
Power
Total
Capacity
11.8
GW
2018
-
PSEG
Power
Total
Capacity
12.8
GW
*

Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s
diverse
fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
**
**
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF UPDATED EARNINGS GUIDANCE AS OF OCTOBER 30, 2015.

Power –
Growing value by improving market rules
and developing investment opportunities
Value
Source
Opportunities and Actions Taken
•
PJM’s
Capacity
market
–
2014
limits
on
demand
response
and
August
2015 Capacity Performance auction
•
Demand response treatment at U.S. Courts / FERC
•
Energy price formation at FERC
•
Increasing
air
quality
standards
via
Federal
and
State
regulations
Our footprint
provides
growth
opportunities
•
Nuclear
and
Combined
Cycle
plant
uprates
adding
capacity
•
New
build
Keys
CCGT
in
SWMAAC*
(MD)
and
Sewaren
7
in
EMAAC*
•
Brownfield
expansions
at
existing
sites
New
peakers
built
at
New
Haven
and
Kearny
sites
Continue to explore further opportunities
•
PennEast
pipeline
-
equity
investment
and
gas
portfolio
enhancement
•
~152
MW**
of
utility-scale
solar,
with
significant
project
pipeline
•
Continue to
seek opportunities
to expand the fleet
*  SWMAAC = SOUTHWEST MID-ATLANTIC AREA COUNCIL \EMAAC = EASTERN MID-ATLANTIC AREA COUNCIL
     LOCATIONAL DELIVERABILITY AREA WITHIN PJM.
**PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT), AC EQUIVALENT IS 115 MW.
Improving rules
will better
recognize
value of our
fleet

PSEG Annual Dividend
An increased dividend growth rate with potential for consistent and sustainable growth given our business mix and financial position
Payout Ratio
50%
58%
56%
54%
54%*
*2015E PAYOUT RATIO REFLECTS THE MIDPOINT OF UPDATED OPERATING EARNINGS GUIDANCE AS OF 10/30/2015.  E=ESTIMATE
2011-2015 CAGR:  3.3%
PSEG Annual Dividend Rate

Focus areas over business plan horizon
PSE&G
•
Operational excellence and cost control
•
•
Regulatory framework
•
Continue to develop incremental growth opportunities
PSEG Power
•
Operational excellence and cost control
SWMAAC* and Sewaren 7 CCGT in EMAAC* Zones
•
•
PSEG Long Island
•
*SWMAAC = SOUTHWEST MID-ATLANTIC AREA COUNCIL/EMAAC = EASTERN MID-ATLANTIC AREA COUNCIL
LOCATIONAL DELIVERABILITY AREA WITHIN PJM.
Capital program execution – Transmission, Energy Strong and GSMP program
Timely construction of new growth opportunities – Keys Energy Center CCGT in
Monitor and shape market rules - Capacity markets and environmental regulations
Continue execution – Integration and achievement of performance metrics
Strong performance at Nuclear and Fossil to maximize fleet value in dynamic markets
•

PSEG’s Value Proposition
•
A stable platform with predictable earnings and a robust
investment pipeline
•
•
•
PSE&G – Best in class utility performance and growth profile
PSEG Power – Repositioning fleet to enhance efficiency
and reliability in the current market environment
Strong balance sheet – Supports strong credit rating,
growth objectives and the potential for consistent and
sustainable dividend growth

PSE&G

PSE&G
strategy
Building a
sustainable
platform that
balances
reliability,
customer rates
and public
policy to ensure
growth at
reasonable
returns
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

Electric Territory
Gas Territory
Transmission by Voltage
138KV
230KV
345KV
500KV

PSE&G is the largest electric and gas distribution and
transmission utility company in New Jersey
Electric
Gas
Customers
Growth (2010 –
2014)
2.2 Million
0.3%
1.8 Million
0.3%
2014 Electric Sales and Gas Sold and Transported
40,737 GWh
2,628M
Therms*
Projected
Annual
Load
Growth
(2015
–
2017)**
1.1%
0.5%
Projected Annual Load Growth
Transmission
(2015
–
2017)
0.9%
Sales Mix
Residential
32%
60%
Commercial
58%
36%
Industrial
10%
4%
Transmission
Electric
Gas
Approved Rate of Return***
11.68% ROE
10.3% ROE
10.3% ROE
Renewables & Energy
2009-June 2015
Total Program
Plan
Total
Investment
thru
June
2015
Solar Loan Capacity
83 MW
178.5 MW
$250M
Solar 4 All  Capacity
100 MW
125 MW
$527M
EE Annual Electric savings
206 GWh
~250 GWh
EE Annual Gas savings
6.5 M Therms
~10 M Therms
*      GAS FIRM ONLY SALES.
**    ESTIMATED ANNUAL GROWTH PER YEAR, ASSUMES NORMAL WEATHER.
***  SOME PROJECTS APPROVED FOR SPECIFIC ROE.
Efficiency Approved Programs

R1
ReliabilityOne
Outstanding
Reliability
Performance
Public Service
Electric & Gas
Company
Mid-Atlantic Region
2014

We're #1 in the region!
PSEG

PSEG

23 Mid-Atlantic ReliabilityOne award winner for 14 years in a row

OPEN
J.D. POWER
J.D. POWER
PSE&G ranks highest in gas service business customer satisfaction in the east and highest in electric service business customer satisfaction among large utilities in the east, according to JD Power.

PSEG

24 PSE&G’s service and reliability is being recognized by customers

PSE&G
plans to invest $11.8B over the
next five years
PSE&G’s Capital Expenditures*
*INCLUDES AFUDC.    E=ESTIMATE.
Distribution
34%
Other
Transmission
32%
Major
Transmission
Incentive
Projects
24%
Solar/Energy
Efficiency
10%
$9.8B
Distribution
40%
Other
Transmission
45%
Major
Transmission
Incentive
Projects
13%
Solar/Energy
Efficiency
2%
$11.8B
2015-2019E
2010-2014

PSE&G’s major Transmission projects
have been completed on schedule and on budget
Major Transmission Investments
Project Roster
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Estimate
Up To
($ Millions)
Expected
In-service
Date
Susquehanna-Roseland
12.93%
$790
Completed
North Central Reliability
11.68%
$390
Completed
Burlington–Camden 230kV
11.68%
$399
Completed
Mickleton–Gloucester–Camden
230kV
11.68%
$435
Completed

A robust pipeline of Transmission
investments focus on reliability improvements and replacement of aging infrastructure
*
PJM ESTIMATE
Project Roster
Approved
ROE
Program
Description
Estimate
Up To
($ Millions)
Expected
In-service
Date
Northeast Grid Reliability
11.93%
PJM baseline project
receiving CWIP in rate base
treatment
$975
Jun ‘15 –
Dec ‘16
Bergen—Linden Corridor 345kV
11.68%
PJM baseline project
receiving CWIP in rate base
treatment
$1,200
June
2018
PJM Regional Transmission
Expansion
Plan
(RTEP)
–
multiple
projects
11.68%
PJM mandated system
reliability projects
$1,900
Various
69kV
Upgrade
–
multiple
projects
11.68%
Upgrade of 26kV to 69kV
$1,500
Various
Transmission
Lifecycle
–
multiple
projects
11.68%
Replacement of aging
infrastructure
$1,100
Various
Transmission Hardening–
multiple projects
11.68%
Reliability projects focused
on system resiliency
$650
Various
Artificial Island
11.68%
PJM Baseline Project
$110-$130*
2019*

Major Transmission programs focus on
reliability and replacing aging infrastructure
•
PJM’s Regional Transmission Expansion Plan (RTEP) identifies system enhancements needed for reliability
•
69kV system upgrades improve system reliability and provide capacity for future growth
•
Transmission Lifecycle is an ongoing program to manage transmission asset life to maintain and improve system integrity and reliability
•
Transmission Hardening projects focus on increasing system resiliency

Making New Jersey
energy
strong
PSE&G
at work
Making
New Jersey
energy
strong
PSEG

PSE&G is successfully executing on
Energy Strong
with ~$440M
deployed
Program
Approved
Flood Mitigation
$620M
$83M
Electric Contingency Reconfiguration
$100M
$53M
Electric Advanced Technology
$100M
$42M
Gas Utilization Pressure Cast Iron (UPCI)
$350M
$252M
Gas Metering & Regulating (M&R)
$50M
$7M
TOTAL
$1,220M
$437M
Spend thru Sept 2015

PSE&G has successfully worked with
regulators to develop multiple solutions for New Jersey’s
energy and economic development goals
•
Solar Loan I
–
2008
•
Solar Loan II
–
2009
•
Solar 4 All
–
2009
•
Solar Loan III
–
2013
•
Solar 4 All Ext
–
2013
RENEWABLES
creative solutions to install
solar generation
•
Carbon Abatement
–
2008
•
Demand Response
–
2009
•
Energy Efficiency (EE) –
2009
•
EE Extension
–
2011
•
EE Extension II
–
2015
ENERGY EFFICIENCY
assisting customers with
controlling energy usage
•
NJ Capital Infrastructure
Program 1 (CIP 1)
–
2009
•
NJ Capital Infrastructure
Program 2 (CIP 2)
–
2011
•
Energy Strong
–
2014
DISTRIBUTION
improving electric and gas
delivery infrastructure
To date we have
invested over $2B in
the above programs
Over $1B ahead in
Energy Strong, Energy
Efficiency Ext II
and
Solar programs
Gas System (GSMP)
settlement increases
investment by ~$900M
through 2019

Extension of PSE&G’s award winning
Energy Efficiency program
•
Energy Efficiency Extension II approved by the BPU in April 2015 will extend the investment and time frame for three previously approved programs already in the marketplace, allowing PSE&G to factor in lessons learned and balance policy issues
•
$95M of rate base investment approved at an ROE of 9.75%
•
Extends existing programs, two of which have sizable waiting lists:
•
Hospitals
•
Multifamily
•
Direct install –
government, non-profit, and small business
•
Allows PSE&G to leverage past investments in people, capabilities, systems and processes

Settlement reached on Gas System Modernization
Program for ~$900 million over three years
•
Agreement in principle reached with Staff of the NJBPU
and the Division of Rate Counsel
•
GSMP is the next phase of a long-term, cast iron
and unprotected steel replacement strategy
•
Three-year program with total capital investment
of $905 million, beginning January 2016
The program provides for investment of $650M
recovered through a clause similar to the
Energy
Strong
program
–
with
a
9.75%
ROE
Additional capital investment of $255M to be
recovered in rate case scheduled to be filed by
November 2017

Traditional Recovery Mechanisms
Distribution Base Rates
FERC Formula Rates
Transmission
PSE&G continues to receive
contemporaneous/
formula rate recovery on ~70% of its investment program
Clause Recovery Mechanisms
Energy Strong / GSMP  / Infrastructure /
Solar / Energy Efficiency
E = ESTIMATE.   DATA AS OF SEPTEMBER 2015.
20%
56%
24%
2010-2014 PSE&G Capital Spending
by Recovery Method
$9.8B
15%
57%
28%
2015-2019E PSE&G Capital
by Recovery Method
$11.8B

Cost control actions taken:
•
PSE&G is utilizing the Lean Six Sigma discipline to achieve costs savings and process improvements
•
Conducted organizational reviews resulting in streamlining of processes through restructuring
•
Continued focus on vendor and inventory practices ensuring maximum value
•
Successful management of pension
2009 to 2015 CAGR = 0.3%
PSE&G O&M Expense
E=ESTIMATE
PSE&G has
controlled costs
through process
improvements and will
continue to drive future
efficiencies
$0
$500
$1,000
$1,500
2009
2010
2011
2012
2013
2014
2015E

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  **UPDATED GUIDANCE ON OCTOBER 30, 2015.
$612
$725
2013
2014
2015 Guidance
PSE&G Operating Earnings*
($ Millions)
$785
–
$805E**

PSEG LONG ISLAND

PSEG Long Island is focused on
improving customer service and reliability
•
Provide best-in-class customer service, including building on our new
Call Center Technology platform to better serve our customers
•
According to J.D. Power, in 2014 PSEG Long Island showed the most improvement in overall customer satisfaction of any large electric utility, anywhere in the nation
•
Work to maintain industry-leading service reliability
•
Improve every aspect of the storm response process
•
Leveraged our new Outage Management System to improve storm logistics and outage coordination
•
Contributed $0.02* to PSEG’s earnings per share in 2014, as expected
* EXCLUDES THE ENERGY RESOURCES & TRADE CONTRACT, WHICH WILL BE INCLUDED IN PSEG POWER’S RESULTS.

PSEG POWER

PSEG Power
strategy
Excellence in
operating our units
safely, reliably, cost-
competitively and in
an environmentally,
responsible manner
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

PSEG Power creating value by responding
to changing markets and regulations
Safety/Environmental Focus
Fleet Diversity/Efficiency Focus
Financial/Economic
Focus
Regulatory Focus
•
Nuclear units have performed well
•
Hope Creek recorded its second
highest output in its history
•
Fleet diversity across the dispatch
curve and fuel types provide flexibility
to
meet changing market conditions
•
Bergen 1 & 2 and Linden 1 individually,
and the CCGT fleet in total, set
generation records in 2014
•
Kearny 13 & 14 have shown increasing
output in each year since start-up
•
Getting the most out of
existing fleet
•
Locational advantage
•
O&M control programs
have delivered a CAGR
of 2.6% between 2009
and 2015
•
Sites offer competitive
advantage for expansion
•
Strong regulatory
performance
•
Industry leadership in the
changing business
environment

Financial
Strength
Disciplined
Investment
Operational
Excellence
•
Maximize value of existing generating
plants through implementation of the
Operational Excellence Model (OEM)
•
Workforce engagement and development
•
Deliver on Business Plan Commitments
•
Maintain competitive markets and improve
constituent
communication on issues
important to Power
•
Successfully complete the Advanced Gas
Path (AGP) uprates
•
Seek new opportunities in target markets
(PJM, ISO-NE, NYISO)
•
Develop our renewables business (solar)
•
Maintain new nuclear option by successfully
managing the Early Site Permit (ESP) process
PSEG Power Delivering on priorities
•
OEM implemented and
achieving measures
•
Resource sharing program
between Nuclear & Fossil
•
Exceeded earnings guidance
in 2014
•
Ongoing effort in key markets
showing success
•
Successful court outcome
against subsidized generation
•
Accelerated schedule for
AGP to maximize opportunity
•
LIPA contract for fuel and generation
dispatch began January 1, 2015
•
Solar Source’s portfolio is 152 MW
DC
•
Nuclear ESP is expected in 2016
•
New build Keys CCGT in Maryland
and Sewaren 7 in New Jersey –
both
targeted in-service 2018

PSEG Power met 2014’s challenges
Storm and
weather challenges
•
All of the generation
sites affected by
SuperStorm Sandy
were restored to
service by mid-2014,
with ongoing repairs
•
Cold weather
extremes created a
challenging
operating
environment, but
also presented
opportunities
Market
challenges
•
Transmission
(outages and build
outs) and gas
markets resulted in
pressure on basis
•
Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
•
Load impacted by
economy
Value
delivered
•
Expedited return from storm outages,
restored margin opportunities
•
High availability when needed
•
Flexibility of portfolio captured real-
time basis opportunities
•
Captured value through coal/gas
switching, unit flexibility
•
Management of gas assets benefited
customers and fleet
•
Achieved fuel cost savings

PSEG Power has generating assets
in three competitive markets
•
Assets located near load
centers
•
Low cost portfolio
Fuel flexibility with gas cost
advantage
•
Positioned to benefit
from volatility in
real-time markets
•
Readiness for capacity
performance (CP) in PJM
•
Sites suitable for
expansion
ISO
New
England
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Linden
Mercer
Burlington
Hudson
Hope Creek
Salem
Yards Creek
New York ISO
PJM
Keys (Site)

PSEG Power value advantaged
by asset diversity, fuel flexibility and location
Fuel Diversity*
Total MW: 13,146
Energy Produced*
Total GWh: 54,162
Energy Market Served*
Total MW: 13,146
44%
22%
34%
Load Following
Peaking
Base load
Gas
Pumped
Storage
Nuclear
Oil
Coal**
Gas
Pumped
Storage
Nuclear
Oil
Coal**
46%
28%
18%
7%
1%
*YEAR END 2014 DATA, EXCLUDES SOLAR AND KALAELOA.
**INCLUDES NEW JERSEY UNITS THAT FUEL SWITCH TO GAS.

Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts and can take advantage of volatile market conditions
Energy Revenue
X
X
X
Capacity Revenue
X
X
X
Ancillary Revenue
X
X
Dual Fuel
X
X
•
Base Load ensures cash flow certainty
•
Load Following provides ability to serve load shape
•
Readiness for Capacity Performance (CP)
•
Keys & Sewaren 7 to be added to dispatch in 2018E
•
Peaking takes advantage of real-time prices
and reduces operational risk
•
Dual fuel capability at 87% of load following
and peaking units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Essex 9
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units
Peaking Units
Load Following Units
Kearny 12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle
Steam
Combustion Turbine /
Pumped Storage
Linden 5-8
POST -
HEDD
E = ESTIMATE

PSEG Power will improve diversity and efficiency as
we invest in the fleet
2014
2018
Oil
Pumped Storage
HEDD
Other gas
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
•
Maintain fuel diversity
•
Maintain load-serving
capability
•
Maintain low cost
structure
•
Environmental
improvement
•
Peach Bottom (PB)
uprate
•
Advanced Gas Path
(AGP)
•
Combined cycle units
Keys and Sewaren
7
operational in 2018
Objective
2015
2018
13,146 MW
12,800 MW
Fuel Diversity
57 -
59 TWh
54 TWh
E
E=ESTIMATE.
2014
2018
Oil, Other gas, HEDD,
Pumped storage
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
Energy Produced
E

0.5
0.6
0.7
0.8
0.9
1.0
8,500
9,000
9,500
10,000
10,500
Heat Rate
NOx + SO2
2014
2018E
PSEG Power’s fleet will experience
heat rate and emissions improvements
•
AGP
(Advanced Gas Path) investments
•
Other Efficiency improvements
•
HEDD retirements
•
Keys/Sewaren Combined Cycle Development (2018)
E = ESTIMATE

PSEG Power’s fleet is among the lowest
emitting in the industry
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006
2007
2008
2009
2010
2011
2012
2013
2014
Generation
SO2
NOx
•
Mercury reduced 80% across the timeframe above
•
More efficient testing and improved operational flexibility through utilization of Continuous
Emission Monitoring System testing
SO2

PSEG Power Nuclear is a critical element
of our success
Hope Creek
•
Operated by PSEG Nuclear
•
PSEG Ownership: 100%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 1,178 MW
•
Owned Capacity:  1,178 MW
•
License Expiration: 2046
•
Next Refueling
Fall 2016
Salem
Units 1 and 2
•
Operated by PSEG Nuclear
•
PSEG Ownership: 57%
•
Technology: Pressurized Water
Reactor
•
Total Capacity: 2,307 MW
•
Owned Capacity: 1,324 MW
•
License Expiration: 2036
and 2040
•
Next Refueling
Unit 1 –
Spring 2016
Unit  2 --
Fall 2015
Peach Bottom
Units 2 and 3
•
Operated by Exelon
•
PSEG Ownership: 50%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 2,242 MW
•
Owned Capacity:
1,121 MW
•
License Expiration: 2033
and 2034
•
Next Refueling
Unit 2 -
Spring 2016
Unit 3 -
Fall 2015
•
Uprate:  130 MW (PS Share)
Unit 2 -
March 2015
Unit 3 -
2016

PSEG Power Nuclear has competitive advantages
•
Continued strong nuclear operations
•
Nuclear excellence program
•
Top quartile of cost performance/MWh
Brought security services in-house
•
Significant earnings contributor
•
Recruitment of the best new and
experienced talent, and attractive
training program
•
Fukushima action plan
in response to NRC staff review
FLEX* plan submitted with implementation
underway
•
Peach Bottom extended power uprate,
130 MW Power’s share, scheduled in
service 2015/2016
•
Active and influential participation at
INPO, NEI, EPRI, USA Alliance
*STRATEGY KNOWN AS THE “DIVERSE AND FLEXIBLE MITIGATION CAPABILITY” OR FLEX, ADDRESSES
RECOMMENDATIONS OF THE NUCLEAR REGULATORY COMMISSION’S FUKUSHIMA TASK FORCE.

7,200
7,300
7,400
7,500
7,600
7,700
7,800
2008
2009
2010
2011
2012
2013
2014
PSEG Power initiatives result in
continuing improvement in combined cycle heat rate
AGP projected efficiency
improvement 2015-2018
2018E*
E= ESTIMATE.
*The weighted average Combined Cycle Operating Heat Rate in 2018, with the addition of
Sewaren 7 and Keys Energy Center, will be approximately 7,250

PSEG Power CCGT/Fossil initiatives
Actions Taken to Create Value
Capacity
•
New
Keys
CCGT
755MW
online
in
2018
adds
geographic
diversity
to
fleet
•
Sewaren 7 CCGT 540 MW online in 2018 improves fleet efficiency
•
Advanced
Gas
Path
(AGP)
investments
2014
through
2018
to
provide
additional
efficient capacity, heat
rate improvements
•
New lower cost
gas line at BEC with Dominion
Performance
•
EPRI efficiency initiatives
•
GE initiatives for large data analytic
•
Consolidation of unit testing
•
Auto
tuning software
Maintenance
•
Ongoing outage efficiency improvement
•
Improvements to reliability
•
Central fleet monitoring and diagnostic center

PSEG Power developing 1,300 MW of new,
efficient CCGT capacity in MD and NJ
PJM
*SWMAAC = SOUTHWEST/EMAAC = EASTERN MID-ATLANTIC AREA COUNCIL
LOCATIONAL DELIVERABILITY AREA WITHIN PJM.
SEWAREN 7 SITE
KEYS ENERGY
CENTER SITE
•
Construction of 755 MW Keys Energy Center
to begin this Fall on a new, natural gas fired
power plant in Maryland (SWMAAC*) at
an estimated cost of $825 to $875 million
•
Power cleared a new 540 MW CCGT unit,
Sewaren 7 located in New Jersey (EMAAC*),
in the recent 2018/2019 RPM auction;
the new unit is expected to cost $625 to $675
million and will replace the older Sewaren
units upon completion
•
Both Keys and Sewaren 7 are targeted to be
in-service in 2018

PSEG Power’s Growth Investments
Site
Project
Estimate
($ millions)
Benefits
Status
Maryland
Keys 755 MW
CCGT
$825 -
$875
Geographic diversity
within PJM; highly
efficient gas fired unit in SWMAAC
2018E
Sewaren
Unit 7, 540 MW
CCGT
$625-
$675
Improved
efficiency and reliability;
increase in capacity
2018E
Peach Bottom
Peach Bottom
EPU
(2014 –
2015)
$417
Increased capacity: 130 MW
PB2
May 2015,
PB3 in 2016
Linden/
Bergen/
BEC
Advanced Gas Path
Uprates (AGP):
Linden --
63 MW
Bergen --
31 MW
BEC --
58 MW
$120
Increased capacity and
improved heat
rate: ~152 MW capacity increase
~1.2% heat rate improvement
Completed:
Linden (2014)
Bergen (2015)
Planned:
BEC 2017/2018E
Various
Interim ISA’s*
No cost
Increased capacity: 69 MW
Completed
Eastern PA to
Mercer, NJ
PennEast Pipeline
$119
Estimated Earnings in
2019:
$13 million
Underway
Total
Increased
Capacity
–
1,132
MW
**
* INTERCONNECTION SERVICE AGREEMENTS.        E = ESTIMATE.   **NET OF PLANNED RETIREMENTS.

PSEG Solar Source owns ~152 MW
of solar facilities with long term contracted revenues*
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT).   E = ESTIMATE
Shasta A & Shasta B
California (2 x 2 MW)
COD March 2014
Polycrystalline -
single axis
Investment $13 million
20 year PPAs with PG&E
Hackettstown  (Mars)
New Jersey (2 MW)
COD September 2009
Thin film panels –
fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels –
fixed tilt
Investment $44 million
20 year PPA with AEP
JEA
Florida (15 MW)
COD September 2010
Thin film panels –
fixed tilt
Investment $59 million
30 year PPA with JEA
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline -
single axis
Investment $75 million
20 year PPA with SRP
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline -
fixed tilt
Investment $47 million
20 year PPA with DEMEC
Badger I
Arizona (19 MW)
COD November 2013
Polycrystalline –
single axis
Investment $48 million
30 year PPA with APS
Newman
Texas (13 MW)
COD December 2014
Polycrystalline -
single axis
Investment $22 million
30 year PPA with El Paso Elec.
Whitcomb (Essex Junction)
Vermont (4 MW)
COD October 2014
Polycrystalline –
fixed tilt
Investment $10 million
25 year PPA with VT Electric
Power Producers, Inc.
Rockfish (Waldorf)
Maryland (13 MW)
COD July 2015
Polycrystalline -
single axis
Investment $22 million
20 year PPA with SMECO
Columbia
California (25.5 MW)
COD October 2015
Polycrystalline –
fixed tilt
Investment $55 million
20 year PPA with PG&E
Whitethorn
California (4 MW)
COD March 2016 E
Polycrystalline –
fixed tilt
Investment $8
million
20 year PPA with WAPA
Power Producers, Inc.

Gas Asset Optimization
Large wholesale provider to PSE&G and others
Storage capacity of approximately 75 Bcf (in the Gulf and market regions)
Firm transportation of 1.3 Bcf/day on seven pipelines
Off-system sales margins shared with residential customers
Commercial & Industrial customers (C&I)
Weather and price volatility
Ancillary Services
LIPA fuel and energy dispatch management
PSEG Power has other attractive sources of revenues to
round out a robust portfolio, in addition to energy and capacity

PSEG Power is an established leader
within the industry
INPO
•
National Nuclear Accrediting Board
NEI
•
Communications Advisory Committee
•
Board of Directors
•
Board of Directors Executive Committee
•
Emergency Preparedness Working Group
•
Security Working Group
•
Fukushima Response Steering Committee
•
Joint Information System Task Force
•
Nuclear Strategic Issues Advisory Committee Steering
Group
EPRI
•
Chairman Nuclear Power Council
•
Executive Committee Nuclear Power Council
BWR Owners Group
•
Vice Chair of the Executive Oversight Committee
Utilities Service Alliance (USA) Fleet
•
Chair
EPSA
•
Executive committee member
UWAG
•
Chair of the Cooling Systems Committee
PJM/NY/ISO-NE
•
Member of various Committees at PJM
•
Chairman & Vice-Chair of the Supplier Sector of the New
England Power Pool (NEPOOL)
•
Chair of the PJM Power Providers Board
•
Board member & member of the board’s Executive
Committee of Independent Power Producers of New York
(IPPNY)
EEI
•
Member of water resources subcommittee
National Coal Council
•
Member of Executive Committee

Developing People to drive operational excellence
and to optimize the workforce
•
Succession planning and development planning
•
Recent CNO retirement & succession was part of the plan
•
Training & development of employees
•
Rotational assignments for key leaders in PSEG Power
•
Outreach programs
•
Employee engagement
•
Shared resources between Fossil and Nuclear (outage support)
•
Diversity & inclusion

Cost control actions taken:
•
Fossil
plant
assessment
•
CCGT material condition assessment
•
Vendor
contract renegotiations
•
Nuclear
security services brought in-
house to control costs
•
Nuclear maintenance productivity study
•
Nuclear outage efficiency initiative
•
Materials management
2009 to 2015 CAGR = 2.6%
Power O&M Expense*
*EXCLUDES IMPACTS FROM STORM RECOVERY COSTS.   E=ESTIMATE
PSEG Power’s
focus on costs
has resulted in moderate
increase in O&M for
seven years
$0
$500
$1,000
$1,500
2009
2010
2011
2012
2013
2014
2015E

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings*
($ Millions)
2013
2014
2015 Guidance
$710
$642
$620 –
$650E**
2015 Observations
•
Increase in average
hedge price for energy
helps mitigate reset in
capacity price and
volume
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.
** UPDATED GUIDANCE ON OCTOBER 30, 2015.

PSEG POWER ER&T PSEG POWER

$/MMbtu
$40
$35
$30
$25
$20
$15
$10
$5
$-
01/01/15
01/15/15
01/29/15
02/12/15
02/26/15
03/12/15
03/26/15
04/09/15
04/23/15
05/07/15
05/21/15
06/04/15
06/18/15
07/02/15
07/16/15
07/30/15
08/13/15
08/27/15
09/10/15
09/24/15
10/08/15
10/22/15
Transco Z6
Leidy-Transco (Marcellus)

$10
$8
$6
$4
$2
$-
Oct-15
Oct-16
Oct-17
Oct-18
Transco Z6 Forward
Leidy-Transco Forward

$/MWh
$80
$70
$60
$50
$40
$30
$20
$10
$-
Oct-13
Oct-14
Oct-15
Oct-16
Oct-17
Oct-18
Historical PJM West
Forward PJM West
Historical PS Zone
Forward PS Zone

PSEG

Market Review: Winter Z6 gas prices retain seasonal volatility;
spark spreads have continued to be robust in PJM
2015 YTD Z6
PJM West vs. PS Zone Spark Spreads (2013-2018)
2015-2018 Z6

FORWARDS AS OF OCTOBER 28, 2015

PSEG Basis ($/MWH)
7
6
5
4
3
2
1
0
-1
-2
2012
2013
2014
2015E
2016F
2017F
2018F
PS Basis
Forward Curve for Electric Basis (prior to delivery year)

PSEG

ANNUAL FORWARD BASIS TO PJM-WEST AS OF OCTOBER 28, 2015.
E = YTD ACTUAL PLUS FORWARD;     F = FORWARD
Power
Basis
in
Eastern
PJM:
Expected
to
be
volatile
and
negative on an annual basis for 2015 and 2016
PS Zone RTC Basis to PJM West
Electric Basis is negative however it is viewed to be stabilizing and turning back to positive within
2 years due to:
•
Export of ~18 bcf/day of gas which will significantly strengthen regional gas prices
•
Easing of transmission constraints in Virginia/Maryland
•
Construction of significant new gas-fired generation in VA/MD

Market Review: PSEG’s extensive gas asset portfolio
gives unparalleled access to Marcellus Shale gas
•
PSEG Power maintains a robust portfolio
of pipeline and storage assets in the
Mid-Atlantic
•
PSEG Power’s gas for generation was
~100 BCF in 2014, of which >60%
was supplied by Shale gas
•
PSEG Power procured over 400 BCF in
2014 with ~75% going to PSE&G’s utility
gas customers
•
When gas is surplus to customer needs,
PSEG Power sells surplus to others;
margins from such sales benefit PSE&G
gas customers and PSEG Power
Eastern PA Shale
Western PA Shale
Gulf Coast
Delivered Gas
40%
20%
6%
34%
Power’s Gas for Generation in 2014

Market Review: New pipelines will move significant quantities of
Marcellus gas out of the region by 2018
New pipeline investment is expected to increase takeaway capacity from the low cost
Marcellus/Utica shale and reduce regional surpluses and increase gas prices by 2018
New England 3.4 bcf/d
Southeast 6.4 bcf/d
Midwest 5.9 bcf/d
Gulf Coast  3.1 bcf/d
NJ/NY 1.4 bcf/d
Pipeline capacity grows significantly by
2018
Historical and Expected Marcellus
Production
65
2010
2011
2012
2013
2014
2015
2016
2017
2018
0
5
10
15
20
25
30

Maine
Vermont
New Hampshire
New York
Massachusetts
Connecticut
RI

Northeastern Capacity (1,746 MW)
8%
22%
44%
26%
Coal
Oil
Gas Combined Cycle
Gas Peakers

PSEG

Northeast Portfolio: New York and New England
New England (972 MW)
•
Small but dynamic market
•
Significant improvement in market construct
•
High volatility due to extreme (winter) weather
conditions
•
Significant siting
and permitting challenges
•
Gas pipeline infrastructure poses supply
challenges/opportunity
New York (774 MW)
•
Single state ISO
•
Investment in new lateral to connect to the
Dominion pipeline at Bethlehem Energy
Center (BEC) allows for access to fuel supply
from Marcellus
•
Long Island Power Authority Fuel Management
Contract

PSEG Power acting as an agent for LIPA began
January 2015
•
Performing ISO bidding for LIPA’s 6,000
MWs of generation/tolls
•
Procuring natural gas and oil for the
majority of these assets
•
Scheduling two DC transmission cables
(ISO-NE and PJM) into Long Island
•
Entering into financial hedges to reduce
LIPA customer’s price volatility
This relationship has provided PSEG Power:
•
Additional experience in Eastern NY
and Connecticut markets
•
Bigger natural gas footprint
•
Fee-based services contract
Northeast Portfolio: Expanding our footprint with PSEG Long Island
38%
36%
16%
7%
3%
LIPA Capacity (6,163 MW)
Steam
Combustion Turbine
Cables
Combined Cycle
Resource Recovery,
Pumped Storage, Solar

… Recent capacity auctions provide for growth in capacity revenue into 2019
Capacity Market Pricing:
~98% of Power’s PJM fleet
that cleared the 2018/2019 RPM auction met the new CP standards
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL AUCTIONS.
DELIVERY YEAR RUNS FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
+ INCLUDES CP TRANSITION AUCTION RESULTS FOR ‘16/’17 AND ‘17/’18
AS OF SEPTEMBER 10, 2015.
2018/2019
RPM
Auction
Highlights
•   Cleared new 540 MW Sewaren 7 CCGT
•   EMAAC separated
•   CP reflects cost to meet new performance obligation
•   CP construct favors portfolio approach
68
2015 / 2016*
2016 / 2017*+
2017 / 2018+
2018 / 2019
Power’s Average
Prices*($/MW-day)
$168
$172
$177
$215
RTO Prices
($/MW-day)
$136
$59
$120
$165/$150
(CP/Base)
Power’s Cleared
Capacity (MW)
8,750
8,700
8,700
8,650
Calendar Year
2016
2017
2018
Through 5/31/19
Capacity Revenues
$542
$555
$631
$281
Delivery Year
PJM Capacity Revenues ($ Millions)
RPM – Auction Results

NJ default service provides Power the ability to forward
hedge generation and protect energy basis
Capacity
Load shape
Transmission
Congestion
Ancillary
services
Risk premium
Green
BGS sales account for approximately 20% of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
$/MWH; BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2013-2015 ARE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2015.
2011
2012
2013
2014
2015
$94.30
$83.88
~ $46
$92.18
~ $48
~ $53
~ $59
$97.39
$45
-
$47
$39
-
$40
$37
-
$38
$38
-
$39
~ $62
$37
-
$38
$99.54

Hedging strategy:
designed to protect gross margin
while leveraging the portfolio
Oct-Dec
2015
2016
2017
Volume TWh
9
36
36
Base Load
% Hedged
100%
100%
55-60%
(Nuclear and Base Load Coal)
Price $/MWh
$52
$51
$49
Volume TWh
4
19
19
Intermediate Coal, Combined
% Hedged
35-40%
0%
0%
Cycle, Peaking
Price $/MWh
$52
-
-
-
-
Volume TWh
12**
55-57
55-57
Total
% Hedged
80-85%
65-70%
35-40%
Price $/MWh
$52
$51
$49
HEDGE PERCENTAGES AND PRICES AS OF
SEPTEMBER 30, 2015. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE,
INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES INCLUDE POSITIONS
WITH
MTM
ACCOUNTING
TREATMENT
AND
OPTIONS.
EXCLUDES SOLAR
AND
KALAELOA.
**VOLUMES
REFLECT
ROUNDING.

Regulatory Framework: Significant reforms implemented and
new rules being promulgated to improve energy and capacity market designs
ISSUE /POLICY
OUTCOME
PJM
CAPACITY
•
Higher payments for enhanced reliability (Capacity Performance)
•
Tighter
performance obligations for Demand Response
ENERGY
•
FERC directed improvements to energy price formation:
•
5 minute settlement (FERC Notice of Proposed Rulemaking)
•
Developing day-ahead hourly offers/real-time reoffers in Q4 2016
ISO-NE
CAPACITY
•
Implemented
two settlement capacity market (Pay for Performance)
•
Higher prices
in recent auction better reflect
tight supply conditions in
concert with implementation of sloped demand curve in FCA 9
•
Supply and demand near equilibrium
•
Zonal demand curves expected in FCA 11
ENERGY
•
Implemented day-ahead hourly offers/real-time reoffers in Q4 2014
•
Reserve market prices better reflect scarcity prices
•
5 minute settlement expected implementation Q1 2017
NYISO
CAPACITY
•
New Capacity Zone
(LHV) leads to more accurate price signals
•
FERC directed NYISO to develop RMR Rules in place of NYPSC rules
ENERGY
•
Improvement in price formation during reserve
shortage conditions
FEDERAL
DEMAND RESPONSE
•
FERC
v. EPSA
before Supreme Court
and national implications
•
DC Circuit RICE NESHAPs decision affecting diesel
engines pending
CAPACITY
•
Supreme
Court to review Maryland subsidized generation case
ENVIRONMENTAL REGULATIONS
•
HEDD, CPP, HAPS/MACT
will lead to tightening of supply in
2015+ timeframe

PSEG Power’s Value Proposition
•
Re-positioning fleet to improve efficiency and reliability in attractive markets
•
Advantaged by low cost structure, fuel diversity and dispatch flexibility
•
Value add from strong gas supply capability
•
Significant drive by regulatory bodies to improve market constructs
•
Low capital requirements to meet enhanced performance standards
•
Organic growth opportunities to increase nuclear and combined cycle generation
•
Hedging strategy is responsive to changing market dynamics, providing attractive returns and free cash flow

PSEG FINANCIAL REVIEW & OUTLOOK

Strong financial position to support our
business initiatives
2014 Financial Position
Strong 2014 earnings growth
Exceeded earnings guidance
Executed major PSE&G capital program
Strong balance sheet with no long term Parent debt
Solid credit metrics
2015 and Beyond
Third year of anticipated positive earnings growth in 2015
Controlled O&M growth
Balance Sheet and Cash Flow support investment program without equity issuance
Substantial additional investment capacity
Growth in PSE&G investments with contemporaneous/formula rate returns and new Power investment
Consistent and strong cash flow from both Power and PSE&G
Potential for consistent and sustainable dividend growth

PSEG 2015 Updated Guidance for Operating Income
–
by Subsidiary, and PSEG Power Adjusted EBITDA
$ millions (except EPS)
2015E
2014
PSE&G
$785 -
$805
$725
PSEG Power
$620 -
$650
$642
PSEG Enterprise/Other
$40 -
$45
$33
Operating Earnings*
$1,445 -
$1,500
$1,400
Earnings per Share
$2.85 -
$2.95E
$2.76
PSEG Power Adjusted EBITDA**
$ millions (except EPS)
2015E
2014
PSEG Power
$1,545 -
$1,595
$1,584
*   SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL
IMPACT FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.
** SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.

Anticipates Another Year of Growth in Operating Earnings

PSEG 2015–
2019E Capital Expenditures
(1)
PSEG growth spend represents ~75% of total investment
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth
PSE&G
Transmission
Growth
PSE&G
Distribution
Growth
PSEG
Planned
Spend
Maintenance ~$3.8B
(1)
INCLUDES AFUDC AND IDC, GAS SYSTEM MODERNIZATION PROGRAM, KEYS ENERGY CENTER, SEWAREN, PENNEAST
76
~$1.6B
~$2.2B
~$2.2B
~$2.8B
~$6.8B
~$15.6B
Planned Growth Investment ~$11.8B
PIPELINE EQUITY INVESTMENT OF~$0.1B IS INCLUDED IN POWER GROWTH.  E = ESTIMATE.

2014 –
2017E Rate Base
CAGR Growth of ~13%
Distribution
Transmission
PSE&G’s Capital Program drives double-digit
growth in rate base through 2019
~$11.4B
~$16.5B
~$6.9B
~$4.5B
~$2.2B
~$9.8B
~$3.1B
~$9.4B
Rate Base
Growth
~$0.5B
2014
Rate Base
Planned
2017E
Rate Base
Planned
2019E
Rate Base
~$2.0B
~$8.9B
~$7.6B
~$19.2B
2014 –
2019E Rate Base
CAGR Growth of ~11%
Rate Base
Growth
E = ESTIMATE
INCLUDES GAS SYSTEM MODERNIZATION PROGRAM

Continuing our track record of 5 year
double digit rate base growth leading to high single-digit growth in earnings through 2017
2010 –
2015E
PSE&G 5 Year Rate Base CAGR
2011 –
2016E
2012 –
2017E
2013 –
2018E
2014 –
2019E
~11%
~13%
~12%
~10%
~11%
E = ESTIMATE
INCLUDES GAS SYSTEM MODERNIZATION PROGRAM

PSEG 2015 -
2019E Sources and Uses
PSE&G
Cash from
Ops
(1)
PSE&G Cash
Investment
I
N
C
L
U
D
E
S
K
E
Y
S
E
N
E
R
G
Y
C
E
N
T
E
R
,
S
E
W
A
R
E
N
,
G
A
S
S
Y
S
T
E
M
M
O
D
E
R
N
I
Z
A
T
I
O
N
P
R
O
G
R
A
M
(1)     P
S
E
&
G
C
A
S
H
F
R
O
M
O
P
E
R
A
T
I
O
N
S
A
D
J
U
S
T
S
F
O
R
S
E
C
U
R
I
T
I
Z
A
T
I
O
N
P
R
I
N
C
I
P
A
L
R
E
P
A
Y
M
E
N
T
S
O
F
~
$
2
6
0
M
F
R
O
M
2
0
1
5
–
2
0
1
9
(2)     O
T
H
E
R
C
A
S
H
F
L
O
W
I
N
C
L
U
D
E
S
P
S
E
G
L
I,
H
O
L
D
I
N
G
S
N
E
T
C
A
S
H
F
L
O
W
,
I
N
V
E
S
T
E
D
C
A
S
H
,
A
N
D
P
A
R
E
N
T
S
H
O
R
T
–
T
E
R
M
D
E
B
T
(3)     P
O
W
E
R
C
A
S
H
I
N
V
E
S
T
M
E
N
T
I
N
C
L
U
D
E
S
N
U
C
L
E
A
R
F
U
E
L
A
N
D
EM
I
S
S
I
O
N
PU
R
C
H
A
S
E
S
E
=
E
S
T
I
M
A
T
E
S.
PSE&G Net
Debt
Shareholder
Dividend
Power
Cash from
Ops
Power Net
Debt
Parent
Long-Term
Debt
Power Cash
Investment
(3)
Utilizing financial strength to issue debt
at the parent level in support of growth
Other
Cash
Flow
(2)
Sources
Uses

0%
10%
20%
30%
40%
50%
60%
70%
Power’s key credit metric
remains strong
providing opportunity for incremental investment*
2015-2017E
Average
Increased contribution to earnings from the
more stable regulated business
Power’s annual Cash From Operations and
Funds From Operations average approximately
$1.3+ B over the 2015 to 2017 period
supported by:
–
Capacity Revenues
–
Hedged Generation
–
O&M Control
Financial strength can be used to pursue future
growth in both businesses beyond current plans
2013
2014
PSEG Power
Funds from Operations / Debt
*INCLUDES KEYS ENERGY CENTER, SEWAREN.  E= ESTIMATE

Substantial Investment Capacity to pursue
additional growth without the need for equity*
$0.0
$3.0
Power
Parent
Total
($ Billions)
Power
PSEG
Estimate
~ 50%
~27%
Minimum
Threshold
30%
~20%
*INCLUDES KEYS ENERGY CENTER, SEWAREN, GAS SYSTEM MODERNIZATION PROGRAM.  E= ESTIMATE
Our incremental investment capacity can support growth at both
PSE&G and Power
81
Total Incremental Investment Capacity
through 2017
Average Funds from Operations /Debt
2015 -
2017

PSEG’s longer-term outlook is influenced by Power’s
hedge position and increased investment at PSE&G
2015E
**
2016E
Each $0.75/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $5/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 10 basis point Change in Distribution ROE
Each 10 basis point Change in Transmission ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.03-$0.06
$0.04
$0.04
$0.01
$0.01-$0.02
$0.02
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
Sensitivities derived from typical annual market variability*
* Estimated annual variability approximating one standard deviation based on 2011–2013 historical data and forward curve estimates applied to Power’s open positions.  **Jul-Dec 2015.
E = ESTIMATE.    M = MILLION     YE = YEAR-END
POWER EARNINGS SENSITIVITIES UPDATED FOR 2015 BGS AUCTION AND 12/31/14 PRICE CURVES.
2015E
2016E
2017E
$0.10-$0.13
$0.04
$0.04
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
2017E
Each 1% Change in 2015 Rate of Return on Pension Assets
Each 15 basis point Change in 2015 Year-End Discount Rate
Estimated Change in Actuarial Assumptions
PSEG 2015 pension expense of $55M based on YE 2014 discount rate of 4.2% and 2015 expected rate of return on pension assets of 8%. As of 9/30/15, pension expense in 2016 was estimated to increase by $0.02-$0.03 per share. This will be updated at YE and managed as part of overall O&M.
2016E
($0.01)
$0.01
$0.02
Pension
Expense

PSE&G
EPS
Annual Dividend Per Share
2011 –
2015  CAGR:  3.3%
Potential for consistent and sustainable
dividend growth given significant contribution from regulated earnings and Power’s strong free cash flow
Payout
Ratio
50%
58%
56%
54%
54%
(1)
$1.37
$1.42
$1.44
$1.48
$1.56
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2011
2012
2013
2014
2015E
(1)
T
H
E
2
0
1
5
P
A
Y
O
U
T
R
A
T
I
O
I
S
B
A
S
E
D
O
N
T
H
E
M
I
D
P
O
I
N
T
O
F
P
S
E
G
‘
S
2
0
1
5
U
P
D
A
T
E
D
O
P
E
R
A
T
I
N
G
E
A
R
N
I
N
G
S
G
U
I
D
A
N
C
E
O
F
$
2
.
8
5
-
$
2
.
9
5
E
P
E
R
S
H
A
R
E.
S
E
E
S
L
I
D
E
A
F
O
R
I
T
E
M
S
E
X
C
L
U
D
E
D
F
R
O
M
I
N
C
O
M
E
F
R
O
M
C
O
N
T
I
N
U
I
N
G
O
P
E
R
A
T
I
O
N
S
/
N
E
T
I
N
C
O
M
E
T
O
R
E
C
O
N
C
I
L
E
T
O
O
P
E
R
A
T
I
N
G
E
A
R
N
I
N
G
S
.
E
=
E
S
T
I
M
A
T
E.
$1.55 -$1.58
5.4% increase
PSE&G
Earnings
Guidance

PSEG Summary
•
Continued third year of anticipated positive earnings trend in 2015 with updated operating earnings guidance of $2.85 to $2.95 per share
•
Continued
5
straight
year
of
expected
double
digit,
5-year
growth
in
rate
base
•
Anticipated high single digit earnings growth at PSE&G on a three-year basis from 2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Power realigning its portfolio with new, efficient CCGT investments in MD and NJ
•
Strong Balance Sheet and Cash Flow support PSE&G’s capital program and
Power’s new investment opportunities without the need for equity
•
Our $0.08 per share dividend increase for 2015 is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth
th

PSE&G APPENDIX 85

140
120
Median 105.7
100
80
60
40
20
0
SAIDI
PSE&G
Better
Median $4.92
$0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 $7.50
Dist O&M/MWh

PSEG

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI
=
SYSTEM
AVERAGE
INTERRUPTION
DURATION
INDEX,
A
MEASURE
OF
AVERAGE
OUTAGE
DURATION
FOR
ALL
CUSTOMERS
SERVED,
EXCLUDING
MAJOR
EVENTS.
SOURCES:
PSE&G
PEER
PANEL
STUDY,
FIRST
QUARTILE
BENCHMARK
STUDY
AND
VARIOUS
REGULATORY REPORTS..

PSE&G
Better
Median 98.1%
Median $0.57
100.0%
95.0%
90.0%
85.0%
80.0%
Leak Response Rate
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
Dist O&M / Dth

PSEG

PSE&G prioritizes public safety
while maintaining value to customers
LEAK
RESPONSE
RATE
=
PERCENTAGE
OF
UTILITY
RESPONSES
TO
REPORTED
LEAKS
WITHIN
ONE
HOUR.
SOURCES:
PSE&G
PEER
PANEL
STUDY
AND AGA BENCHMARK STUDY.

PSEG POWER AND ER&T APPENDIX 88

Nuclear fuel needs have been hedged through 2017 Anticipated Nuclear Fuel Cost Hedged $0 $5 $10 2015 2016 2017 89

Capacity Price per RPM Auction for PSEG Zone
Capacity Price per BGS Tranche
2015-2016
166
$
Three Year Average ($/MW-day)
$173
2016-2017
177
$
Average MW per Tranche (varies by EDC)
111
2017-2018
175
$
Days per Year
365
   Average Capacity Price ($/MW-day)
173
$
   Average Capacity Cost per Tranche
7,007,656
$
MWh per Tranche
Average MW per Tranche (varies by EDC)
111

Hours per Year
8,768

Load Factor (varies by EDC)
~37%
MWh per Tranche, approx.
355,000

Capacity Cost per MWh
20
$
The full requirements BGS rate recognizes the
forward PJM capacity market price

PSEG FINANCIAL APPENDIX 91

Year to Date Operating Earnings by Subsidiary
Operating Earnings
Earnings per Share
$ millions (except EPS)
2015
2014
2015
2014
PSE&G
$  631
$  565
$  1.24
$  1.11
PSEG Power
558
551
1.10
1.09
PSEG Enterprise/Other
32
37
0.07
0.07
Operating Earnings*
$  1,221
$  1,153
$  2.41
$  2.27
Nine months ended September 30
•SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSEG EPS Reconciliation –
YTD 2015
versus YTD 2014
$2.27
0.13
0.01
$2.41
0.00
0.50
1.00
1.50
2.00
2.50
YTD 2015
Operating
Earnings*
YTD 2014
Operating
Earnings*
Re-Contracting,
Market Pricing,
and Lower Cost
to Serve  0.22
Gas Send Out
and Fixed Cost
Recovery  0.04
Higher Volume  0.02
Capacity  (0.21)
O&M  (0.05)
D&A  (0.01)
PSEG Power**
Transmission  0.10
Electric Volume, Weather,
Demand and
Other Revenue  0.05
Gas Volume
and Demand 0.02
Pension and
Other O&M  (0.03)
Taxes &
Other  (0.01)
PSE&G
**
*
SEE  SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.
**
PRIOR QUARTER RESULTS FOR RECONCILING ITEMS MAY NOT ADD TO YEAR-TO-DATE (YTD) TOTALS DUE TO ROUNDING.
Revenue growth supported EPS increase

PSEG Power’s Adjusted EBITDA –
Q3 2015,
YTD and Full-Year 2015 Guidance
Three
Months Ended
September 30,
Nine Months (YTD)
Ended September 30,
Full-Year 2015
Guidance
($ in millions)
2015
2014
2015
2014
Low
High
Operating Earnings**
$170
$171
$558
$551
$620
$650
Add:
Fossil Major Maintenance, pre-tax
10
10
111
117
115
115
Depreciation & Amortization, pre-tax
76
71
228
217
305
305
Interest Expense, pre-tax
30
31
93
91
125
125
Income Taxes
115
103
338
337
380
400
Adjusted EBITDA
$401
$386
$1,328
$1,313
$1,545E
$1,595E
PSEG Power -
Adjusted EBITDA*
*    SEE SLIDE C FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.
**  SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL
IMPACT FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.

September 30, 2015
$ Billions
PSEG
PSE&G
Power
Cash and Cash Equivalents
$0.3
$0.0
$0.0
Short Term Debt
$0.0
$0.0
N/A
Long Term Debt
(1)
9.2
6.6
2.5
Common Equity
12.9
7.4
5.8
Total Capitalization
$22.1
$14.0
$8.4
Total Debt / Capitalization
42%
47%
30%
PSE&G Regulated Equity Ratio
(2)
52.5%
Our balance sheet remains strong
(1)INCLUDES L-T DEBT DUE WITHIN 1 YEAR; EXCLUDES SECURITIZATION DEBT OF $68 MILLION AND NON-RECOURSE DEBT OF $7 MILLION.
(2)REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$97 MILLION AND EXCLUDES SHORT-TERM DEBT.

PSEG Liquidity as of September 30, 2015
Expiration
Total
Available
Company
Facility
Date
Facility
Usage
Liquidity
($Millions)
PSE&G
5-year Credit Facility
Apr-20
$600
(A)
$34
$566
PSEG Money Pool
5-Year Credit Facility (Power)
Apr-19
$1,600
$201
$1,399
5-Year Credit Facility (Power)
Apr-20
$1,000
(B)
$14
$986
5-year Credit Facility (PSEG)
Apr-19
$500
$10
$490
5-year Credit Facility (PSEG)
Apr-20
$500
(C)
$0
$500
Total Money Pool
$3,600
$225
$3,375
Total
$4,200
$259
$3,941
$227
(A) PSE&G facility will be reduced by $29 million in April 2016, and $14 million in March 2018.
PSE&G ST Investment
$0
(B) Power facility will be reduced by $48 million in April 2016, and $24 million in March 2018.
Total Liquidity Available
$4,168
(C) PSEG facility will be reduced by $23 million in April 2016, and $12 million in March 2018.
Total Money Pool Liquidity Available
$3,602
PSEG / Power
PSEG Money Pool ST Investment

PSEG Energy Holdings
Investment Portfolio
Equipment
Investment  Balance *
at 9/30/15
($millions)
Merchant Energy Leases
NRG  REMA
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$ 355
NRG Energy, Inc. / Midwest Gen**
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
$ 218
Regulated Energy Leases
Merrill Creek
Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
$ 152
Grand Gulf
Nuclear station in Mississippi (175 equity MW)
$  14
Real Estate Leveraged Leases
GM Renaissance Center; Wal-Marts
$ 57
Real Estate Operating Leases
Office
Towers,
Shopping
Centers
-
28
properties
$ 34
Generation Legacy Assets
GWF (in wind down stage), GSOE
$ 1
Other
Land
$ 5
Total Holdings Investments
$836
* BOOK BALANCE EXCLUDING  DEFERRED TAX ACCOUNTS
**EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012.
EME WAS ACQUIRED BY NRG ON APRIL 1 2014.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2014
2013
2012
2011
2010
2009
Earnings Impact ($ Millions)
Operating Earnings
1,400
$
1,309
$
1,236
$
1,389
$
1,584
$
1,567
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
68

40

52

50

46

9

Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)
66

(74)

(10)

107

(1)

(11)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

36

(173)

-

29

Storm O&M (PSEG Power)
(16)

(32)

(39)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(72)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

34

-

-

Income from Continuing Operations
1,518
$
1,243
$
1,275
$
1,407
$
1,557
$
1,594
$
Discontinued Operations
-

-

-

96

7

(2)

Net Income
1,518
$
1,243
$
1,275
$
1,503
$
1,564
$
1,592
$
Fully Diluted Average Shares Outstanding (in Millions)
508

508

507

507

507

507

Per Share Impact (Diluted)
Operating Earnings
2.76
$
2.58
$
2.44
$
2.74
$
3.12
$
3.09
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.13

0.08

0.10

0.10

0.09

0.02

Gain (Loss) on MTM
(a)
(PSEG Power)
0.13

(0.14)

(0.02)

0.21

-

(0.02)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

0.07

(0.34)

-

0.05

Storm O&M (PSEG Power)
(0.03)

(0.07)

(0.08)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(0.14)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

0.06

-

-

Income from Continuing Operations
2.99
$
2.45
$
2.51
$
2.77
$
3.07
$
3.14
$
Discontinued Operations
-

-

-

0.19

0.01

-

Net Income
2.99
$
2.45
$
2.51
$
2.96
$
3.08
$
3.14
$
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.
A

Items Excluded from Income from Continuing Operations/Net
Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AND ADJUSTED EBITDA AS NON-GAAP FINANCIAL
MEASURES AND HOW THEY DIFFER FROM NET INCOME.
B
2015
2014
2015
2014
2014
2013
Operating Earnings
403
$
393
$
1,221
$
1,153
$
1,400
$
1,309
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
(14)
17
(11)
40
68
40
Gain (Loss) on Mark-to-Market (MTM)
(PSEG Power)
(a)
50
36
58
(138)
66
(74)
Storm O&M, net of insurance recoveries (PSEG Power)
-
(2)
102
(13)
(16)
(32)
Net Income
439
$
444
$
1,370
$
1,042
$
1,518
$
1,243
$
Fully Diluted Average Shares Outstanding (in Millions)
508
507
508
507
508
508
Operating Earnings
0.80
$
0.77
$
2.41
$
2.27
$
2.76
$
2.58
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
(0.02)
0.04
(0.02)
0.08
0.13
0.08
Gain (Loss) on MTM
(PSEG Power)
(a)
0.09
0.07
0.11
(0.27)
0.13
(0.14)
Storm O&M, net of insurance recoveries (PSEG Power)
-
(0.01)
0.20
(0.03)
(0.03)
(0.07)
Net Income
0.87
$
0.87
$
2.70
$
2.05
$
2.99
$
2.45
$
(a) Includes the financial impact from positions with forward delivery months.
($ Per Share Impact -
Diluted, Unaudited)
($ Millions, Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended
Year Ended
Consolidated Operating Earnings Reconciliation
Nine Months Ended
December 31,
September 30,
September 30,

PSEG Power Adjusted EBITDA Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
	2015	2014	2015	2014	2014
	($ Millions, Unaudited)				
Adjusted EBITDA	**$ 401**	**$ 386**	**$ 1,328**	**$ 1,313**	**$ 1,584**
Fossil Major Maintenance, pre-tax	(10)	(10)	(111)	(117)	(144)
Depreciation and Amortization, pre-tax [b]	(76)	(71)	(228)	(217)	(291)
Interest Expense, pre-tax [b]	(30)	(31)	(93)	(91)	(120)
Income Taxes [b]	(115)	(103)	(338)	(337)	(387)
Operating Earnings	**$ 170**	**$ 171**	**$ 558**	**$ 551**	**$ 642**
Gain (Loss) on NDT Fund Related Activity, pre-tax	(24)	36	(14)	85	138
Gain (Loss) on MTM, pre-tax [a]	84	60	98	(233)	111
Storm O&M, net of insurance recoveries, pre-tax	-	(4)	172	(23)	(27)
Income Taxes related to Operating Earnings reconciling items	(24)	(41)	(107)	60	(104)
Net Income	$ 206	$ 222	$ 707	$ 440	$ 760

(b) Excludes amounts related to Operating Earnings reconciling items.

PSEG

Items Excluded from Net Income to Reconcile to Operating
Earnings and Adjusted EBITDA
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
C